Exhibit 99.1

CHARLES & COLVARD REJUVENATES BRAND WITH NEW WEBSITE,
EXPANDED PRODUCT SELECTION AND IMPROVED USER EXPERIENCE

Company offers second color grade of Forever One moissanite and launches an optimal
e-commerce website to reach millennial consumers

Media Contact:
Jessy Fofana/LaRue PR
732.667.7777
FOR IMMEDIATE RELEASE	jessy@laruepr.com

Research Triangle Park, North Carolina, (October 11, 2016) —Charles & Colvard, Ltd. (NASDAQ: CTHR), the original and leading worldwide source of created moissanite, today debuted its new e-commerce website offering a second grade of Forever OneTM moissanite, new jewelry styles and an improved user experience. Forever One is now available in G-H-I quality based on the Gemological Institute of America’s diamond grading scale. This new, near-colorless gemstone is currently available in limited quantities on the Charles & Colvard® e-commerce website, www.charlesandcolvard.com. The new web presence, redesigned for today’s consumer, also offers expanded styles of bridal and fashion-forward Forever One jewelry.

“When I joined Charles & Colvard, we set in motion a strategy to capitalize on the significant opportunity to educate consumers and raise awareness for moissanite,” said Charles & Colvard President and CEO Suzanne Miglucci. “I’m proud to say we’re executing well on the strategy we put in place for 2016. With the launch of our new web presence, products and styles, we continue to deliver on our strategy to help bring moissanite to the forefront of the market.”

Charles & Colvard’s strategic execution includes:

•	Launching a new e-commerce website speaking to the targeted millennial audience
•	Answering the demand for Forever One by offering a second grade of superior moissanite
•	Expanding the popular bridal category with new and elevated jewelry styles
•	Selling a wider variety of high quality, fashion-forward jewelry styles

The new Charles & Colvard website offers a look and feel that aligns with the company’s plan to reach the millennial consumer. “We’ve consolidated our web properties and refreshed our brand in a way that helps us better tell our story,” said Miglucci. “We believe moissanite has long been the best kept secret in the jewelry industry, and this new platform is our vehicle to educate the market about the world’s most brilliant gem.”

Charles & Colvard introduced Forever One moissanite to the market in September 2015, and it has been met with significant market acceptance and demand. Forever One G-H-I is the result of continuous research and development working with Forever One. Forever One moissanite eliminates the artificial distinctions between value and beauty and offers socially responsible fine jewelry to the consumer who is thinking beyond traditional choices.

To complement the expansion of moissanite options and to offer consumers a wider variety of products, Charles & Colvard now offers new bridal jewelry styles and a selection of fashion-forward jewelry appropriate for any occasion. Additionally, Charles & Colvard now offers expanded warranty coverage to include protection against damage to its moissanite gemstones.

“We strive to make high quality, socially responsible gemstones that exceed expectations. We believe in our products and want all of our customers to be extremely confident in their purchases as well as our brand. It’s for this reason that we’ve expanded our warranties—to help communicate our level of commitment to producing a premium product,” said Miglucci.

To shop for Forever One moissanite and experience the new Charles & Colvard brand, please visit www.charlesandcolvard.com.

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About Charles & Colvard, Ltd.

Charles & Colvard, Ltd., based in the Research Triangle Park area of North Carolina, is the original creator and leading source of Forever Classic™, Forever Brilliant® and Forever One™ moissanite gemstones for fine jewelry. Moissanite is unique, available in three color grades (colorless, near-colorless and faint color) and produced from silicon carbide (SiC) crystals. Charles & Colvard Created Moissanite® is sold with a Certificate of Authenticity and Limited Lifetime Warranty to wholesale distributors, manufacturers, retailers, TV shopping networks, and designers as loose stones or set in a wide variety of quality metal setting options. Charles & Colvard, Ltd. also sells direct to consumers through its wholly owned operating subsidiary, charlesandcolvard.com, LLC and through third-party marketplaces. Charles & Colvard, Ltd.’s common stock is listed on the NASDAQ Global Select Market under the symbol “CTHR.” For more information, please visit www.charlesandcolvard.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future and projections relating to our products and strategy are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations, and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “continue,” and similar words, although some forward-looking statements are expressed differently.

All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management’s current judgment and expectations, our actual results may differ materially from those projected, stated, or implied in these forward-looking statements as a result of many factors including, but not limited to, our dependence on consumer awareness, acceptance, and growth of sales of our products resulting from our strategic initiatives; dependence on a limited number of customers; the impact of the execution of our business plans on our liquidity; our ability to fulfill orders on a timely basis; the financial condition of our major customers and their willingness and ability to market our products; dependence on our exclusive supply agreement with Cree, Inc. for the sole supply of the raw material; intense competition in the worldwide jewelry industry; our ability to maintain compliance with the continued listing requirements of The Nasdaq Stock Market LLC; our current wholesale customers’ potential perception of us as a competitor in the finished jewelry business; quality control challenges from time to time that can result in lost revenue and harm to our brands and reputation; general economic and market conditions; risks of conducting business in foreign countries; the risk of disruption of our operations by natural disasters; the pricing of precious metals, which is beyond our control; the potential impact of seasonality on our business; our ability to protect our intellectual property; the risk of a failure of our information technology infrastructure to protect confidential information and prevent security breaches; the impact of significant changes in e-commerce opportunities, technology, or models; the failure to evaluate and integrate strategic opportunities; possible adverse effects of governmental regulation and oversight; and the impact of anti-takeover provisions included in our charter documents, in addition to the other risks and uncertainties described in our filings with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and subsequent reports filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the SEC that discuss other factors relevant to our business.